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                                                                    Exhibit 99.6
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PROXY
                                   SQA, INC.
          ONE BURLINGTON WOODS DRIVE, BURLINGTON, MASSACHUSETTS 01803
                                (617) 229-3500

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                       , 1997

  The undersigned hereby appoints Ronald H. Nordin, Thomas F. Bogan and William J. Schnoor, Jr., and each of them singly, proxies for the undersigned, with full power of attorney and power of substitution to vote all shares of Common Stock which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting") of SQA, Inc. (the "Company") to be held on
      , 1997, at        at                         , and at any adjournment
thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders and accompanying Prospectus/Joint Proxy Statement, each dated
      , 1997, receipt of which is hereby acknowledged.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS SPECIFIED OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL IN ITEM 1. A VOTE TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY TAKEN UNDER ITEM 2 WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS HEREINBEFORE NAMED AS ATTORNEYS.

  STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED PRE-PAID, PRE-ADDRESSED ENVELOPE.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side)


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(1) To approve and adopt the Agreement and Plan of Reorganization (the
    "Agreement") dated as of November 12, 1996, among Rational Software Corporation, a Delaware corporation ("Rational"), Sunshine Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Rational (the "Merger Sub"), and SQA, pursuant to which, among other matters (i) Merger Sub will be merged with and into SQA (the "Merger"), (ii) each share of Common Stock, $.01 par value per share ("SQA Common Stock"), of SQA will be converted into the right to receive, and become exchangeable for, 0.86 shares of Common Stock, $.01 par value per share, of Rational (the "Exchange Ratio"), and (iii) each outstanding option or right to purchase SQA Common Stock under the SQA stock option plans and SQA's stock purchase plan or outstanding warrants will be assumed by Rational and will become an option or right to purchase Combined Company Common Stock, with appropriate adjustments to be made to the number of shares issuable thereunder and the exercise price thereof based on the Exchange Ratio.

(2) To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

                                  Please mark
                                 your votes as
                                 indicated in
                                 this example  [X]


FOR                               AGAINST                               ABSTAIN

[_]                                 [_]                                   [_]



                                   MARK HERE
                                  FOR ADDRESS
                                  CHANGE AND
                                 NOTE AT LEFT  [_]

IMPORTANT: Please date this Proxy and sign exactly as your name(s) appear(s) hereon. If stock is held jointly, each owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other fiduciary please give your full title as such.

Signature(s) __________________________    Date _______________________________

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